Charter National Life Insurance Company

Charter National Variable Annuity Account

Supplement, dated January 2, 2009, to

The Helmsman Variable Annuity Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Charter National Life Insurance Company.

The following replaces the third paragraph of the Full and Partial Surrender Privileges section of the prospectus:

The Owner may effect a full or partial surrender by sending Written Notice to Charter. Charter generally will pay the Owner any Cash Value owed to him in respect of a full or partial surrender within seven days of receipt of the Written Request for surrender, subject to the “GENERAL PROVISIONS – Deferment of Payment and Transfers” section of this prospectus. If, at the time the Owner makes a partial or full surrender request, such Owner has not provided Charter with a written election not to have federal income taxes withheld, Charter, by law, must withhold such taxes from the taxable portion of any full or partial surrender. In addition, the Code provides that a federal penalty tax may be imposed on certain surrenders. See “CERTAIN FEDERAL INCOME TAX CONSEQUENCES – Taxation of Annuities.”

The following is added to the “General Provisions – Deferment of Payment and Transfers” section of the prospectus:

We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.